UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 28, 2004

CAPITAL CORP OF THE WEST

(Exact Name of Registrant as Specified in Charter)

California	0-27384	77-0147763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 West Main Street, Merced, California 95340
(Address of Principal Executive Offices) (Zip Code)

(209) 725-2200
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Businesses Acquired: None

(b) Pro Forma Financial Information: None

(c) Exhibits:

99.1 Press Release dated January 27, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 27, 2004, Capital Corp of the West (Nasdaq: CCOW) announced their quarterly earnings for the fourth quarter of 2003.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capital Corp of the West
(Registrant)

Dated: January 28, 2004	By	/s/ David A. Curtis
David A. Curtis
Vice President and Controller